                        SEMIANNUAL REPORT / JUNE 30 2001

                             AIM GLOBAL TRENDS FUND


                                 [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                    VARIIERTE RECHTECKE BY WASSILY KANDINSKY

            CONSIDERED THE FOUNDER OF ABSTRACT ART, WASSILY KANDINSKY

         ACHIEVES A GEOMETRIC RHYTHM IN THIS PAINTING, TRANSLATED FROM

            GERMAN AS "VARIED RECTANGLES." ITS LINES AND FORMS EVOKE

         UNIVERSAL SYMBOLS OF GROWTH SUCH AS ROADS, GRIDS AND BRIDGES.

            ITS RIGHT ANGLES BRING A SENSE OF ORDER AND STRUCTURE TO

                                THE COMPOSITION.

                     -------------------------------------

AIM Global Trends Fund is for shareholders who seek long-term growth of capital. The fund seeks to meet this objective by investing, normally, at least 65% of its total assets in equity securities.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Trends Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o   Had the advisor not waived fees and expenses, returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its returns is attributable to its investment in IPOs, which had a magnified impact when the fund's asset base was relatively small. There is no guarantee that with a larger asset base, the fund will continue to experience substantially similar performance by investing in IPOs.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International. The Growth segment of this index includes companies with higher price/book ratios and forecasted growth values, while the Value segment includes companies with lower price/book ratios and forecasted growth values.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/01, including sales charges

================================================================================
CLASS A SHARES
  Inception (9/15/97)              5.67%
  1 year                         -20.09

CLASS B SHARES
  Inception (9/15/97)              5.83%
  1 year                         -20.36

CLASS C SHARES
  Inception (1/2/98)               8.02%
  1 year                         -17.30

Past performance cannot guarantee comparable future results.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

                             AIM GLOBAL TRENDS FUND

                             AIM GLOBAL TRENDS FUND

                    Dear Fellow Shareholder:

                    Equity markets continued to be difficult and quite volatile
[PHOTO OF           during the six months ended June 30, 2001, the period
ROBERT H.           covered by this report. Major indexes, both foreign and
GRAHAM]             domestic, posted negative returns, with the technology
                    sector and large-cap growth stocks hardest hit. By contrast, most segments of the bond market turned in positive returns.
                    The bond market was the best place to be invested the first half of 2001--a powerful argument for portfolio diversification.
                        As a result, depending on the fund you own, many of you
                    have suffered significant losses. Please be assured we are also disturbed about recent results of many funds. Fund managers are making every effort to reverse the trend.
                    However, the challenging market conditions are lasting longer than expected.
                        During the long bull market for equities, which ran from 1982 till late last year, many pundits began to act as if stocks were risk-free investments, inevitably rising. That was never true. Downturns like the recent one are normal. Since its inception in 1926, the S&P 500, which is widely used as a measure of general U.S. stock market performance, has seen a 20% decline--the accepted definition of a bear market--about every four and one-half to five years.
    No one has devised a reliable technique for timing these market movements. But portfolio diversification has proven to be an effective way to manage the resulting risks over time.

WORK WITH YOUR ADVISOR
Your financial advisor can help you build a diversified portfolio by selecting a variety of funds. One basic way to diversify is by owning funds invested in the three main types of securities: stocks, bonds and money market instruments. Within an asset class, it is worth diversifying further, investing in both growth and value stocks, both domestic and foreign, and so on. A fixed-income portfolio can include various quality sectors, from super-safe U.S. Treasuries to riskier high yield bonds.
    Since the right asset mix for you depends on your financial situation, your age and your goals, visit with your financial advisor regularly to review your investments to make sure they still make sense.

YOUR FUND MANAGERS' COMMENT
Your fund's portfolio managers discuss your fund in the following pages: what market conditions were like, how your fund performed and how they have managed your fund. We hope you find their comments informative.
    Though the last six months have tested the patience of most investors, we remain confident that, in time, markets will recover, though we cannot predict when.
    We wish to thank you for your patience in remaining invested with us. Since virtually every employee and officer of AIM is invested in our funds through our retirement programs or through indirect investments, we all share in our funds' performance along with our shareholders. We appreciate how unpleasant the recent past has been, and I'm sure you share our hope that markets will be less trying the rest of this year. We want to assure you that all of us at AIM are working diligently to improve the performance of our funds.
    If you have any questions or comments, please contact us anytime through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ Robert H. Graham
Robert H. Graham
Chairman

                             AIM GLOBAL TRENDS FUND

GLOBAL MARKETS TRACK SLUMP IN UNITED STATES

HOW DID AIM GLOBAL TRENDS FUND PERFORM DURING THE REPORTING PERIOD?
Concerns about economic slowing and declining corporate earnings growth led most major stock market indexes worldwide to drop for the majority of the reporting period. As a result, for the six months ended June 30, 2001, the fund posted total returns of -13.13% for Class A shares, -13.41% for Class B shares and -13.35% for Class C shares. (These returns are at net asset value, which does not include sales charges.) The fund under-performed its primary benchmark, the MSCI World Index, which had a total return of -10.66% for the reporting period.

                     -------------------------------------

                      IN THE WAKE OF A WORLDWIDE ECONOMIC

                       SLOWDOWN, A NUMBER OF HIGH-PROFILE

                     COMPANIES...ISSUED WARNINGS THAT THEIR

                     EARNINGS WOULD NOT MEET EXPECTATIONS.

                     -------------------------------------

WHAT WERE THE MAJOR TRENDS IN GLOBAL MARKETS DURING THE REPORTING PERIOD?
In the wake of a worldwide economic slowdown, a number of high-profile companies in Europe and Asia issued warnings that their earnings would not meet expectations. Slowing economic growth undermined corporate profits, particularly for those regions (like Asia) largely dependent on exporting to Europe and the United States. Global competition also reduced the ability of companies to raise prices for their products and services. The sell-off affected nearly all market sectors.
    Global markets showed signs of life as the U.S. Federal Reserve (the Fed) and the European Central Bank (ECB) lowered interest rates. However, the worldwide economy continued to show symptoms of a slowdown, so lower profit forecasts and lower-than-expected GDP growth spread. Worldwide, investors favored value stocks over growth stocks. For example, the MSCI World Value Index outperformed the MSCI World Growth Index by nearly 10 percentage points over the six-month period.

HOW DID U.S. MARKETS FARE?
During much of last year and the first half of 2001, the booming stock market of the 1990s was sharply humbled. Investors avoided growth stocks generally and technology stocks in particular. Some investors abandoned the stock market altogether, seeking safety in money market funds or bonds. While many investment classes were hurt by the downturn, equities felt the brunt of the decline.
    The Fed lowered interest rates six times during the first half of 2001, cutting the key fed funds rate (the rate banks charge one another for overnight loans) from 6.5% to 3.75%--its lowest level in seven years. But a steady drumbeat of corporate earnings warnings, a slew of layoff announcements and sharp disagreement about when economic conditions might improve blunted the rate cuts' positive effects. As a result, investors generally lacked conviction and markets generally lacked direction.

WHAT ABOUT OTHER MARKETS?
Europe's 2001 forecasts for corporate earnings and economic growth are higher than those projected for the United States. Tax cuts, which took effect in Germany, France, Italy and elsewhere earlier in 2001, are beginning to boost consumer confidence. The ECB believes that growth will be fairly good this year, but inflation is still too high for further rate cuts.
    Like other markets around the world, Japan was hard hit by lower profit forecasts and fears of a global economic slowdown. Aside from its weak market, Japan also faces a stagnant economy hovering on the brink of recession and a struggling banking system. Asian markets turned in a mixed performance during the six-month period.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
We substantially pared the fund's technology exposure because earnings outlooks in this

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                             AIM GLOBAL TRENDS FUND

sector continued to look bleak. Instead we favored health care stocks (especially pharmaceutical companies) in light of impressive earnings prospects, and financials--an area where we see good earnings momentum and benefits from interest rate cuts. We also increased the fund's investments in consumer-discretionary stocks (such as those in advertising and retail).
    Our largest country allocation was the United States, with a secondary emphasis in Europe, as these were the areas where we continued to find the most high-quality growth companies. The fund maintained an underweight in Asia and Japan, where internal economic weakness and a high correlation to both U.S. and European growth continued to be a drag.

PORTFOLIO COMPOSITION
As of 6/30/01, based on total net assets

==================================================================================================================================
TOP 10 EQUITY HOLDINGS                          TOP 10 COUNTRIES            TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------------------------------------------
 1.  Dynegy Inc.-Class A                3.1%    FRANCE             8.7%      1. Pharmaceuticals                 12.1%

 2.  Novartis A.G. (Switzerland)        2.8     UNITED KINGDOM     6.4%      2. Banks                            9.8

 3.  UnitedHealth Group Inc.            2.7     GERMANY            5.3%      3. Health Care Distributors &       4.5   [PIE CHART]
                                                                                Services
 4.  Elan Corp. PLC-ADR (Ireland)       1.9     AUSTRALIA          3.5%
                                                                             4. Diversified Financial Services   3.3
 5.  Sanofi-Synthelabo S.A. (France)    1.8     IRELAND            3.3%
                                                                             5. Managed Health Care              3.2
 6.  Aventis S.A. (France)              1.8     SWITZERLAND        2.8%
                                                                             6. Multi-Utilities                  3.1
 7.  Calpine Corp.                      1.6     HONG KONG          2.4%
                                                                             7. Aerospace & Defense              3.1
 8.  Australia & New Zealand Banking            ITALY              2.2%
     Group Ltd. (Australia)             1.5                                  8. Soft Drinks                      2.7
                                                NETHERLANDS        2.2%
 9.  PepsiCo, Inc.                      1.5                                  9. Apparel & Accessories            2.6
                                                UNITED STATES       49%
10.  BJ Services Co.                    1.4                                 10. Oil & Gas Exploration &          2.6
                                                                                Production

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

==================================================================================================================================

WHAT WERE SOME STOCKS YOU FAVORED?
In health care, France-based fund holding Aventis is well known for its top-selling allergy drug Allegra and for Lovenox, a drug for the prevention and treatment of cardiovascular conditions.
    New to the fund's list of top holdings is Australia & New Zealand Banking Group. The group offers its international banking and financial services to customers everywhere from the Americas to the Middle East to Asia, while also offering a full range of domestic banking services.
    U.S. energy company and fund holding Calpine is the country's top geothermal producer. The independent power producer owns 19 power plants at the largest geothermal facility in the United States.

                      -------------------------------------

                      WITH GLOBAL GROWTH MOMENTUM SLOWING,

                       CENTRAL BANKS AROUND THE WORLD HAVE

                          BEGUN CUTTING INTEREST RATES.

                      -------------------------------------

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?
With global growth momentum slowing, central banks around the world have begun cutting interest rates. This should bode well for economies worldwide. Economic growth has slowed in Europe, but to a lesser extent than in the United States. In addition, tax cuts and labor reforms in Europe could boost consumer confidence.
    It's hard to predict with any certainty how markets will behave in the future, especially as the present market downturn has proved to be more persistent than many had expected. But there are reasons for optimism.

o   Inflation remains low.
o Historically, falling interest rates have been a catalyst for reinvigorating the economy, good news if the Fed continues its rate cuts.
o As a result of the stock market's downturn, stock valuations are more attractive than they have been in several years.

    Even though there may be more uncertainty in the weeks and months ahead, we believe that the market's downturn will, like previous difficult declines, present significant buying opportunities for the long-term investor. But persistent volatility means that investors should continue to take a long-term perspective.

          See important fund and index disclosures inside front cover.

                             AIM GLOBAL TRENDS FUND

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

 A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company

SCHEDULE OF INVESTMENTS
June 30, 2001
(Unaudited)

                                                              MARKET
                                                 SHARES        VALUE
DOMESTIC COMMON STOCKS-48.97%

AEROSPACE & DEFENSE-2.59%

Boeing Co. (The)                                    4,400   $   244,640
-----------------------------------------------------------------------
General Dynamics Corp.                              4,800       373,488
-----------------------------------------------------------------------
L-3 Communications Holdings, Inc.(a)                4,300       328,090
=======================================================================
                                                                946,218
=======================================================================

APPAREL & ACCESSORIES-1.29%

Columbia Sportswear Co.(a)                          5,700       290,643
-----------------------------------------------------------------------
Tommy Hilfiger Corp.(a)                            12,800       179,200
=======================================================================
                                                                469,843
=======================================================================

APPAREL RETAIL-0.50%

American Eagle Outfitters, Inc.(a)                  5,200       183,248
=======================================================================

APPLICATION SOFTWARE-0.37%

Mentor Graphics Corp.(a)                            7,800       136,500
=======================================================================

BANKS-2.48%

Golden West Financial Corp.                         6,200       398,288
-----------------------------------------------------------------------
Washington Mutual, Inc.                            13,500       506,925
=======================================================================
                                                                905,213
=======================================================================

BIOTECHNOLOGY-0.89%

Genzyme Corp.(a)                                    5,300       323,300
=======================================================================

CASINOS & GAMING-1.03%

International Game Technology(a)                    6,000       376,500
=======================================================================

CONSTRUCTION & ENGINEERING-0.52%

Jacobs Engineering Group Inc.(a)                    2,900       189,167
=======================================================================

CONSUMER FINANCE-0.58%

AmeriCredit Corp.(a)                                4,100       212,995
=======================================================================

DATA PROCESSING SERVICES-0.78%

DST Systems, Inc.(a)                                5,400       284,580
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.39%

Apollo Group, Inc.-Class A(a)                       5,700       241,965
-----------------------------------------------------------------------
Cendant Corp.(a)                                   13,700       267,150
=======================================================================
                                                                509,115
=======================================================================

DIVERSIFIED FINANCIAL SERVICES-2.76%

Citigroup Inc.                                      7,633       403,328
-----------------------------------------------------------------------
Fannie Mae                                          3,500       298,025
-----------------------------------------------------------------------
Freddie Mac                                         4,400       308,000
=======================================================================
                                                              1,009,353
=======================================================================

ELECTRIC UTILITIES-1.96%

Calpine Corp.(a)                                   15,600       589,680
-----------------------------------------------------------------------

                                                              MARKET
                                                 SHARES        VALUE
ELECTRIC UTILITIES-(CONTINUED)

Reliant Resources, Inc.(a)                          5,100   $   125,970
=======================================================================
                                                                715,650
=======================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.79%

Garmin Ltd.(a)                                     12,700       290,195
=======================================================================

FOOTWEAR-0.50%

Reebok International Ltd.(a)                        5,700       182,115
=======================================================================

GAS UTILITIES-0.76%

El Paso Corp.                                       5,300       278,462
=======================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-4.51%

Bergen Brunswig Corp.-Class A                      10,600       203,732
-----------------------------------------------------------------------
DaVita, Inc.(a)                                    11,200       227,696
-----------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)             6,200       476,780
-----------------------------------------------------------------------
Quest Diagnostics Inc.(a)                           6,600       494,010
-----------------------------------------------------------------------
Unilab Corp.(a)                                     9,700       244,440
=======================================================================
                                                              1,646,658
=======================================================================

HEALTH CARE FACILITIES-1.07%

Tenet Healthcare Corp.(a)                           7,600       392,084
=======================================================================

HEAVY ELECTRICAL EQUIPMENT-0.65%

Global Power Equipment Group Inc.(a)                8,100       237,330
=======================================================================

HOMEBUILDING-0.51%

Lennar Corp.                                        4,500       187,650
=======================================================================

HOTELS-0.40%

Extended Stay America, Inc.(a)                      9,700       145,500
=======================================================================

INTERNET SOFTWARE & SERVICES-0.43%

Travelocity.com Inc.(a)                             5,100       156,570
=======================================================================

MANAGED HEALTH CARE-3.19%

Caremark Rx, Inc.(a)                               11,800       194,110
-----------------------------------------------------------------------
UnitedHealth Group Inc.                            15,700       969,475
=======================================================================
                                                              1,163,585
=======================================================================

MOVIES & ENTERTAINMENT-1.09%

AOLTime Warner Inc.(a)                              7,500       397,500
=======================================================================

MULTI-LINE INSURANCE-0.53%

Loews Corp.                                         3,000       193,290
=======================================================================

MULTI-UTILITIES-3.11%

Dynegy Inc.-Class A                                24,400     1,134,600
=======================================================================

NETWORKING EQUIPMENT-0.53%

McDATA Corp.-Class B(a)                             8,900       194,376
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE

OIL & GAS EQUIPMENT & SERVICES-1.89%

BJ Services Co.(a)                                 18,400   $   522,192
-----------------------------------------------------------------------
Weatherford International, Inc.(a)                  3,500       168,000
=======================================================================
                                                                690,192
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.70%

Anadarko Petroleum Corp.                            8,326       449,854
-----------------------------------------------------------------------
Mitchell Energy & Development Corp.-Class A         3,700       171,125
=======================================================================
                                                                620,979
=======================================================================

OIL & GAS REFINING & MARKETING-0.81%

Valero Energy Corp.                                 8,000       294,240
=======================================================================

OIL AND GAS DRILLING-1.71%

Helmerich & Payne, Inc.                             5,100       157,182
-----------------------------------------------------------------------
Nabors Industries, Inc.(a)                          8,100       301,320
-----------------------------------------------------------------------
Patterson-UTI Energy, Inc.(a)                       9,300       166,191
=======================================================================
                                                                624,693
=======================================================================

PHARMACEUTICALS-1.99%

Forest Laboratories, Inc.(a)                        5,000       355,000
-----------------------------------------------------------------------
IVAX Corp.(a)                                       9,500       370,500
=======================================================================
                                                                725,500
=======================================================================

RESTAURANTS-0.99%

Brinker International, Inc.(a)                     13,950       360,607
=======================================================================

SEMICONDUCTOR EQUIPMENT-1.42%

Lam Research Corp.(a)                               7,600       225,340
-----------------------------------------------------------------------
Teradyne, Inc.(a)                                   8,900       294,590
=======================================================================
                                                                519,930
=======================================================================

SEMICONDUCTORS-0.63%

Maxim Integrated Products, Inc.(a)                  5,200       229,892
=======================================================================

SOFT DRINKS-2.18%

Pepsi Bottling Group, Inc. (The)                    6,600       264,660
-----------------------------------------------------------------------
PepsiCo, Inc.                                      12,000       530,400
=======================================================================
                                                                795,060
=======================================================================

STEEL-0.44%

Shaw Group Inc. (The)(a)                            4,000       160,400
=======================================================================
    Total Domestic Common Stocks (Cost
      $15,701,327)                                           17,883,090
=======================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-47.64%

AUSTRALIA-3.49%

Australia & New Zealand Banking Group Ltd.
  (Banks)                                          64,900       559,560
-----------------------------------------------------------------------
BHP Billiton Ltd. (Diversified Metals &
  Mining)(a)                                       21,409       116,292
-----------------------------------------------------------------------
Broken Hill Proprietary Co. Ltd. (Diversified
  Metals & Mining)                                 20,100       106,518
-----------------------------------------------------------------------
Coca-Cola Amatil Ltd. (Soft Drinks)                74,500       182,394
-----------------------------------------------------------------------

                                                              MARKET
                                                 SHARES        VALUE
AUSTRALIA-(CONTINUED)

M.I.M. Holdings Limited (Diversified Metals &
  Mining)                                         222,200   $   136,000
-----------------------------------------------------------------------
St. George Bank Ltd. (Banks)                       23,000       174,677
=======================================================================
                                                              1,275,441
=======================================================================

BERMUDA-1.03%

Tyco International Ltd. (Industrial
  Conglomerates)                                    6,900       376,050
=======================================================================

CANADA-1.63%

Anderson Exploration Ltd. (Oil & Gas
  Exploration & Production(a)                      16,000       322,993
-----------------------------------------------------------------------
Canadian Pacific Ltd. (Railroads)                   7,000       270,355
=======================================================================
                                                                593,348
=======================================================================

DENMARK-1.03%

Danske Bank A.S. (Banks)                           21,000       377,741
=======================================================================

FRANCE-8.67%

Altran Technologies S.A. (IT Consulting &
  Services)                                         3,000       139,854
-----------------------------------------------------------------------
Assurances Generales de France (Multi-Line
  Insurance)                                        6,600       367,536
-----------------------------------------------------------------------
Aventis S.A. (Pharmaceuticals)                      8,200       655,415
-----------------------------------------------------------------------
BNP Paribas S.A. (Banks)                            5,700       496,660
-----------------------------------------------------------------------
Hermes International (Apparel & Accessories)        1,600       221,054
-----------------------------------------------------------------------
Lafarge S.A. (Construction Material)                3,100       265,384
-----------------------------------------------------------------------
Sanofi-Synthelabo S.A. (Pharmaceuticals)           10,000       656,890
-----------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)             3,000       191,346
-----------------------------------------------------------------------
Zodiac SA (Aerospace & Defense)                       700       170,164
=======================================================================
                                                              3,164,303
=======================================================================

GERMANY-5.26%

Altana A.G. (Pharmaceuticals)                       8,280       315,114
-----------------------------------------------------------------------
Beiersdorf A.G. (Personal Products)                 4,200       439,650
-----------------------------------------------------------------------
Ergo Versicherungs Gruppe A.G. (Life & Health
  Insurance)                                        2,300       334,336
-----------------------------------------------------------------------
Hugo Boss A.G.-Pfd (Apparel & Accessories)            950       265,723
-----------------------------------------------------------------------
SAP A.G. (Application Software)(a)                  2,700       372,800
-----------------------------------------------------------------------
Software A.G. (Systems Software)                    3,000       193,253
=======================================================================
                                                              1,920,876
=======================================================================

HONG KONG-2.42%

ASM Pacific Technology Ltd. (Semiconductor
  Equipment)                                      103,000       185,537
-----------------------------------------------------------------------
Denway Motors Ltd. (Automobile
  Manufacturers)(a)                               894,300       321,039
-----------------------------------------------------------------------
i-CABLE Communications Ltd. (Broadcasting &
  Cable TV)(a)                                    365,000       203,563
-----------------------------------------------------------------------
Kowloon Motor Bus Holdings Limited (Trucking)      52,800       174,312
=======================================================================
                                                                884,451
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE

IRELAND-3.32%

Bank of Ireland (Banks)                            33,000   $   327,258
-----------------------------------------------------------------------
Elan Corp. PLC-ADR (Pharmaceuticals)(a)            11,100       677,100
-----------------------------------------------------------------------
Ryanair Holdings PLC-ADR (Airlines)(a)              4,000       207,800
=======================================================================
                                                              1,212,158
=======================================================================

ISRAEL-1.01%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                                 5,900       367,570
=======================================================================

ITALY-2.18%

ENI S.p.A. (Integrated Oil & Gas)                  42,500       518,731
-----------------------------------------------------------------------
Riunione Adriatica di Sicurta S.p.A
  (Multi-Line Insurance)                           22,600       278,142
=======================================================================
                                                                796,873
=======================================================================

JAPAN-1.95%

Furukawa Electric Co., Ltd. (The) (Electrical
  Components & Equipment)                          37,000       295,181
-----------------------------------------------------------------------
NTT DoCoMo, Inc. (Wireless Telecommunication
  Services)                                            24       417,575
=======================================================================
                                                                712,756
=======================================================================

NETHERLANDS-2.17%

Elsevier N.V. (Publishing & Printing)              23,200       289,066
-----------------------------------------------------------------------
Koninklijke Ahold N.V. (Food Retail)               16,000       501,779
=======================================================================
                                                                790,845
=======================================================================

NEW ZEALAND-0.44%

Telecom Corp. of New Zealand Ltd. (Integrated
  Telecommunication Services)                      70,500       160,711
=======================================================================

NORWAY-1.36%

Norsk Hydro A.S.A. (Industrial Conglomerates)      11,700       496,066
=======================================================================

SPAIN-1.55%

Banco Popular Espanol S.A. (Banks)                  9,100       318,476
-----------------------------------------------------------------------

                                                              MARKET
                                                 SHARES        VALUE
SPAIN-(CONTINUED)

Grupo Dragados, S.A. (Construction &
  Engineering)                                     19,700   $   247,961
=======================================================================
                                                                566,437
=======================================================================

SWEDEN-0.96%

Swedish Match A.B. (Tobacco)                       75,000       351,854
=======================================================================

SWITZERLAND-2.76%

Novartis A.G. (Pharmaceuticals)                    27,800     1,006,394
=======================================================================

UNITED KINGDOM-6.41%

Aggreko PLC (Diversified Commercial Services)      43,300       286,603
-----------------------------------------------------------------------
Allied Domecq PLC (Distillers & Vintners)          36,600       228,468
-----------------------------------------------------------------------
Bunzl PLC (Paper Products)                         45,000       310,530
-----------------------------------------------------------------------
Centrica PLC (Gas Utilities)                      130,800       418,607
-----------------------------------------------------------------------
Debenhams PLC (Department Stores)                  24,000       153,448
-----------------------------------------------------------------------
Man Group PLC (Diversified Financial
  Services)                                        13,300       179,344
-----------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks)           18,400       406,052
-----------------------------------------------------------------------
Shell Transport & Trading Co. PLC (Integrated
  Oil & Gas)                                       43,000       357,891
=======================================================================
                                                              2,340,943
=======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $16,471,499)                           17,394,817
=======================================================================

MONEY MARKET FUNDS-4.25%

STIC Liquid Assets Portfolio(b)                   776,709       776,709
-----------------------------------------------------------------------
STIC Prime Portfolio(b)                           776,709       776,709
=======================================================================
    Total Money Market Funds (Cost
      $1,553,418)                                             1,553,418
=======================================================================
TOTAL INVESTMENTS-100.86% (Cost $33,726,244)                 36,831,325
=======================================================================
OTHER ASSETS LESS LIABILITIES-(0.86%)                          (315,458)
=======================================================================
NET ASSETS-100.00%                                          $36,515,867
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Pfd.  - Preferred

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost
  $33,726,244)*                                  $36,831,325
------------------------------------------------------------
Foreign currencies, at value (cost $12,936)           12,751
------------------------------------------------------------
Receivables for:
  Investments sold                                   640,472
------------------------------------------------------------
  Fund shares sold                                    10,633
------------------------------------------------------------
  Dividends                                           95,506
------------------------------------------------------------
Collateral for securities loaned                   2,386,907
------------------------------------------------------------
Other assets                                          13,935
============================================================
    Total assets                                  39,991,529
============================================================

LIABILITIES:

Payables for:
  Investments purchased                              749,845
------------------------------------------------------------
  Fund shares reacquired                             217,410
------------------------------------------------------------
  Collateral upon return of securities loaned      2,386,907
------------------------------------------------------------
Accrued distribution fees                             83,398
------------------------------------------------------------
Accrued trustees' fees                                   585
------------------------------------------------------------
Accrued transfer agent fees                           11,530
------------------------------------------------------------
Accrued operating expenses                            25,987
============================================================
    Total liabilities                              3,475,662
============================================================
Net assets applicable to shares outstanding      $36,515,867
____________________________________________________________
============================================================

NET ASSETS:

Class A                                          $17,543,471
____________________________________________________________
============================================================
Class B                                          $17,232,220
____________________________________________________________
============================================================
Class C                                          $ 1,740,176
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            1,515,413
____________________________________________________________
============================================================
Class B                                            1,516,606
____________________________________________________________
============================================================
Class C                                              153,203
____________________________________________________________
============================================================
Class A:
  Net asset value per share                      $     11.58
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.58 divided by
      95.25%)                                    $     12.16
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share   $     11.36
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share   $     11.36
____________________________________________________________
============================================================

* At June 30, 2001, securities with an aggregate market value of $2,341,869 were on loan to brokers.

STATEMENT OF OPERATIONS
For the six months ended June 30, 2001
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $21,082)                                       $   252,616
------------------------------------------------------------
Dividends from affiliated money market funds          42,125
------------------------------------------------------------
Interest                                                 368
------------------------------------------------------------
Security lending income                                2,632
============================================================
    Total investment income                          297,741
============================================================

EXPENSES:

Advisory fees                                        189,200
------------------------------------------------------------
Administrative services fees                          24,794
------------------------------------------------------------
Custodian fees                                        12,996
------------------------------------------------------------
Distribution fees -- Class A                          45,498
------------------------------------------------------------
Distribution fees -- Class B                          93,912
------------------------------------------------------------
Distribution fees -- Class C                           8,746
------------------------------------------------------------
Transfer agent fees                                   52,638
------------------------------------------------------------
Trustees' fees                                         6,060
------------------------------------------------------------
Professional Fees                                     28,154
------------------------------------------------------------
Other                                                 28,561
============================================================
    Total expenses                                   490,559
============================================================
Less: Fees waived                                    (50,716)
------------------------------------------------------------
    Expenses paid indirectly                            (689)
============================================================
    Net expenses                                     439,154
============================================================
Net investment income (loss)                        (141,413)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                           (2,565,580)
------------------------------------------------------------
  Foreign currencies                                 (56,568)
============================================================
                                                  (2,622,148)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           (3,112,409)
------------------------------------------------------------
  Foreign currencies                                  (2,764)
============================================================
                                                  (3,115,173)
============================================================
Net gain (loss) from investment securities and
  foreign currencies:                             (5,737,321)
============================================================
Net increase (decrease) in net assets resulting
  from operations                                $(5,878,734)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2001 and the year ended December 31, 2000 (Unaudited)

                                                JUNE 30,     DECEMBER 31,
                                                  2001           2000
                                               -----------   ------------
OPERATIONS:

  Net investment income (loss)                 $  (141,413)  $  (759,578)
-------------------------------------------------------------------------
  Net realized gain (loss) from investment
     securities and foreign currencies          (2,622,148)       49,411
-------------------------------------------------------------------------
  Change in net unrealized appreciation
     (depreciation) of investment securities
     and foreign currencies                     (3,115,173)   (3,485,566)
=========================================================================
     Net increase (decrease) in net assets
      resulting from operations                 (5,878,734)   (4,195,733)
=========================================================================
Distributions to shareholders from net
  realized gains:
  Class A                                               --    (1,628,810)
-------------------------------------------------------------------------
  Class B                                               --    (1,840,396)
-------------------------------------------------------------------------
  Class C                                               --      (129,369)
-------------------------------------------------------------------------
Share transactions-net:
  Class A                                         (507,866)    3,252,026
-------------------------------------------------------------------------
  Class B                                       (2,111,215)   (2,668,253)
-------------------------------------------------------------------------
  Class C                                          195,098     1,530,731
-------------------------------------------------------------------------
  Advisor Class*                                        --      (703,288)
=========================================================================
     Net increase (decrease) in net assets      (8,302,717)   (6,383,092)
=========================================================================

NET ASSETS:

  Beginning of period                           44,818,584    51,201,676
=========================================================================
  End of period                                $36,515,867   $44,818,584
_________________________________________________________________________
=========================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                $36,087,214   $38,511,197
-------------------------------------------------------------------------
  Undistributed net investment income (loss)      (141,413)            0
-------------------------------------------------------------------------
  Undistributed net realized gain (loss) from
     investment securities and foreign
     currencies                                 (2,533,890)       88,258
-------------------------------------------------------------------------
  Unrealized appreciation of investment
     securities and foreign currencies           3,103,956     6,219,129
=========================================================================
                                               $36,515,867   $44,818,584
_________________________________________________________________________
=========================================================================

* Advisor Class shares were converted to Class A shares effective as of the close of business February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2001
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Trends Fund (the "Fund") is a separate series of AIM Series Trust (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company having an unlimited number of shares of beneficial interest. The Fund consists of three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each class will be voted on exclusively by the shareholders of such class. The Fund's investment objective is growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to the maximum annual rate of 2.00%, 2.50% and 2.50% of the average daily net assets of the Fund's Class A, Class B and Class C shares, respectively. For the six months ended June 30, 2001, AIM waived fees of $50,716.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2001, AIM was paid $24,794 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2001, AFS was paid $33,590 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended June 30, 2001, the Class A, Class B and Class C shares paid AIM Distributors $45,498, $93,912 and $8,746, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $2,680 from sales of the Class A shares of the Fund during the six months ended June 30, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 2001, AIM Distributors received $17,995 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

For the six months ended June 30, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $355 and reductions in custodian fees of $334 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $689.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At June 30, 2001, securities with an aggregate value of $2,341,869 were on loan to brokers. The loans were secured by cash collateral of $2,386,907 received by the Fund and subsequently invested in affiliated money market funds as follows: $1,193,453 in STIC Liquid Assets Portfolio and $1,193,454 in STIC Prime Portfolio. For the six months ended June 30, 2001, the Fund received fees of $2,632 for securities lending.

NOTE 6-INVESTMENT SECURITIES

  The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2001 was $21,524,612 and $24,754,955, respectively.
  The amount of unrealized appreciation of investment securities, for tax purposes, as of June 30, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $ 4,111,077
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (1,014,822)
=========================================================
Net unrealized appreciation of investment
  securities                                  $ 3,096,255
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $33,735,070.


NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2001 and the year ended December 31, 2000 were as follows:

                                                                   JUNE 30, 2001            DECEMBER 31, 2000
                                                              -----------------------    -----------------------
                                                               SHARES       AMOUNT        SHARES       AMOUNT
                                                              --------    -----------    --------    -----------
Sold:
  Class A                                                      241,199    $ 2,882,491     401,071    $ 6,300,770
----------------------------------------------------------------------------------------------------------------
  Class B                                                       81,486        964,238     255,608      3,844,813
----------------------------------------------------------------------------------------------------------------
  Class C                                                      108,024      1,271,572     106,895      1,598,239
----------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                    --             --         864         13,351
================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                           --             --     121,642      1,549,644
----------------------------------------------------------------------------------------------------------------
  Class B                                                           --             --     133,455      1,673,704
----------------------------------------------------------------------------------------------------------------
  Class C                                                           --             --      10,019        125,635
================================================================================================================
Conversion of Advisor Class shares to Class A shares:**
  Class A                                                           --             --      61,297        680,172
----------------------------------------------------------------------------------------------------------------
  Advisor Class                                                     --             --     (61,105)      (680,172)
================================================================================================================
Reacquired:
  Class A                                                     (282,084)    (3,390,357)   (333,179)    (5,278,560)
----------------------------------------------------------------------------------------------------------------
  Class B                                                     (263,089)    (3,075,453)   (554,682)    (8,186,770)
----------------------------------------------------------------------------------------------------------------
  Class C                                                      (91,258)    (1,076,474)    (12,464)      (193,143)
----------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                    --             --      (2,291)       (36,467)
================================================================================================================
                                                              (205,722)   $(2,423,983)    127,130    $ 1,411,216
________________________________________________________________________________________________________________
================================================================================================================

 * Advisor Class share activity for the period January 1, 2000 through February 11, 2000.
 ** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A(a)
                                                          -----------------------------------------------------------------------
                                                                                                               SEPTEMBER 15, 1997
                                                                                                                (DATE OPERATIONS
                                                          SIX MONTHS ENDED       YEAR ENDED DECEMBER 31,         COMMENCED) TO
                                                              JUNE 30,        -----------------------------       DECEMBER 31,
                                                              2001(b)         2000(b)    1999(b)    1998(b)         1997(b)
                                                          ----------------    -------    -------    -------    ------------------
Net asset value, beginning of period                          $ 13.33         $ 15.78    $ 11.46    $ 10.63         $ 11.43
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.03)          (0.19)     (0.06)     (0.02)          (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.72)          (1.11)      5.86       1.01           (0.31)
=================================================================================================================================
    Total from investment operations                            (1.75)          (1.30)      5.80       0.99           (0.32)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                             --              --         --      (0.02)             --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --           (1.15)     (1.48)     (0.14)             --
---------------------------------------------------------------------------------------------------------------------------------
  Returns of capital                                               --              --         --         --           (0.48)
=================================================================================================================================
    Total distributions                                            --           (1.15)     (1.48)     (0.16)          (0.48)
=================================================================================================================================
Net asset value, end of period                                $ 11.58         $ 13.33    $ 15.78    $ 11.46         $ 10.63
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                (13.13)%         (7.90)%    51.93%      9.37%          (2.68)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $17,543         $20,751    $20,595    $17,822         $15,145
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.01%(d)        2.00%      1.03%      0.50%           0.50%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.27%(d)        2.14%      1.16%      0.50%           0.50%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                        (0.47)%(d)      (1.27)%    (0.50)%    (0.21)%         (0.35)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                            57%            260%       147%        28%              1%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Effective August 27, 1999, the Fund was restructured to directly invest primarily in equity securities of U.S. and foreign issuers. Prior to the Fund restructuring, the Fund operated as a "fund of funds" investing in AIM theme mutual funds.
(b)  Calculated using average shares outstanding.
(c) Does not deduct sales charges and is not annualized for periods less than one year.
(d)  Ratios are annualized and based on average daily net assets of $18,349,910.
(e)  Annualized.

                                                                                        CLASS B(a)
                                                          -----------------------------------------------------------------------
                                                                                                               SEPTEMBER 15, 1997
                                                                                                                (DATE OPERATIONS
                                                          SIX MONTHS ENDED       YEAR ENDED DECEMBER 31,         COMMENCED) TO
                                                              JUNE 30,        -----------------------------       DECEMBER 31,
                                                              2001(b)         2000(b)    1999(b)    1998(b)         1997(b)
                                                          ----------------    -------    -------    -------    ------------------
Net asset value, beginning of period                          $ 13.12         $ 15.62    $ 11.41    $ 10.62         $ 11.43
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.06)          (0.26)     (0.13)     (0.07)          (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.70)          (1.09)      5.82       1.00           (0.32)
=================================================================================================================================
    Total from investment operations                            (1.76)          (1.35)      5.69       0.93           (0.34)
=================================================================================================================================
Less distributions:
  Distributions from net realized gains                            --           (1.15)     (1.48)     (0.14)             --
---------------------------------------------------------------------------------------------------------------------------------
  Returns of capital                                               --              --         --         --           (0.47)
=================================================================================================================================
    Total distributions                                            --           (1.15)     (1.48)     (0.14)          (0.47)
=================================================================================================================================
Net asset value, end of period                                $ 11.36         $ 13.12    $ 15.62    $ 11.41         $ 10.62
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                (13.41)%         (8.30)%    51.18%      8.83%          (2.83)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $17,232         $22,279    $29,118    $25,555         $19,184
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.51%(d)        2.50%      1.53%      1.00%           1.00%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.77%(d)        2.64%      1.66%      1.00%           1.00%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                        (0.97)%(d)      (1.77)%    (1.00)%    (0.71)%         (0.85)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                            57%            260%       147%        28%              1%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Effective August 27, 1999, the Fund was restructured to directly invest primarily in equity securities of U.S. and foreign issuers. Prior to the Fund restructuring, the Fund operated as a "fund of funds" investing in AIM theme mutual funds.
(b)  Calculated using average shares outstanding.
(c) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are annualized and based on average daily net assets of $18,938,054.
(e)  Annualized.

                                                                                       CLASS C(a)
                                                                ---------------------------------------------------------
                                                                                                          JANUARY 2, 1998
                                                                                        YEAR ENDED          (DATE SALES
                                                                SIX MONTHS ENDED       DECEMBER 31,        COMMENCED) TO
                                                                    JUNE 30,        ------------------     DECEMBER 31,
                                                                    2001(b)         2000(b)    1999(b)        1998(b)
                                                                ----------------    -------    -------    ---------------
Net asset value, beginning of period                                $ 13.11         $15.62     $11.40         $10.62
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.06)         (0.26)     (0.13)         (0.08)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                       (1.69)         (1.10)      5.83           1.00
=========================================================================================================================
    Total from investment operations                                  (1.75)         (1.36)      5.70           0.92
=========================================================================================================================
Less distributions from net realized gains                               --          (1.15)     (1.48)         (0.14)
=========================================================================================================================
Net asset value, end of period                                      $ 11.36         $13.11     $15.62         $11.40
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(c)                                                      (13.35)%        (8.37)%    51.33%          8.94%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $ 1,740         $1,789     $  500         $  249
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                     2.51%(d)       2.50%      1.53%          1.00%(e)
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                                  2.77%(d)       2.64%      1.66%          1.00%(e)
=========================================================================================================================
Ratio of net investment income (loss) to average net assets           (0.96)%(d)     (1.77)%    (1.00)%        (0.71)(e)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                                  57%           260%       147%            28%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) Effective August 27, 1999, the Fund was restructured to directly invest primarily in equity securities of U.S. and foreign issuers. Prior to the Fund restructuring, the Fund operated as a "fund of funds" investing in AIM theme mutual funds.
(b)  Calculated using average shares outstanding.
(c) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are annualized and based on average daily net assets of $1,763,687.
(e)  Annualized.

BOARD OF TRUSTEES                               OFFICERS                                 OFFICE OF THE FUND
Robert H. Graham                                Robert H. Graham                         11 Greenway Plaza
Chairman, President and Chief                   Chairman and President                   Suite 100
Executive Officer                                                                        Houston, TX 77046
A I M Management Group Inc.                     Dana R. Sutton
                                                Vice President and Treasurer             INVESTMENT MANAGER
Frank S. Bayley
Partner, law firm of                            Melville B. Cox                          A I M Advisors, Inc.
Baker & McKenzie                                Vice President                           11 Greenway Plaza
                                                                                         Suite 100
Bruce L. Crockett*                              Gary T. Crum                             Houston, TX 77046
Director                                        Vice President
ACE Limited;                                                                             TRANSFER AGENT
Formerly Director, President, and               Carol F. Relihan
Chief Executive Officer                         Vice President and Secretary             A I M Fund Services, Inc.
COMSAT Corporation                                                                       P.O. Box 4739
                                                Mary J. Benson                           Houston, TX 77210-4739
Owen Daly II*                                   Assistant Vice President and
Formerly Director                               Assistant Treasurer                      CUSTODIAN
Cortland Trust, Inc.
                                                Sheri Morris                             State Street Bank and Trust Company
Albert R. Dowden*                               Assistant Vice President and             225 Franklin Street
Chairman, Cortland Trust, Inc.                  Assistant Treasurer                      Boston, MA 02110
and DHJ Media, Inc.; and
Director, Magellan Insurance Company                                                     COUNSEL TO THE FUND

Edward K. Dunn Jr.*                                                                      Ballard Spahr
Formerly, Chairman, Mercantile Mortgage Corp.;                                           Andrews & Ingersoll, LLP
Vice Chairman, President                                                                 1735 Market Street
and Chief Operating Officer                                                              Philadelphia, PA 19103
Mercantile-Safe Deposit & Trust Co.;
and President, Mercantile Bankshares                                                     COUNSEL TO THE TRUSTEES

Jack M. Fields*                                                                          Kramer, Levin, Naftalis & Frankel LLP
Chief Executive Officer,                                                                 919 Third Avenue
Twenty First Century Group, Inc.;                                                        New York, NY 10022
Formerly Member of the U.S. House
of Representatives                                                                       DISTRIBUTOR

Carl Frischling*                                                                         A I M Distributors, Inc.
Partner                                                                                  11 Greenway Plaza
Kramer, Levin, Naftalis & Frankel LLP                                                    Suite 100
                                                                                         Houston, TX 77046
Prema Mathai-Davis*
Member, Visiting Committee, Harvard
University Graduate School of
Education, New School University.
Formerly Chief Executive Officer,
YWCA of the U.S.A.

Lewis F. Pennock*
Partner, Pennock & Cooper (law firm)

Ruth H. Quigley
Private Investor

Louis S. Sklar*
Executive Vice President,
Development and Operations,
Hines Interests
Limited Partnership

* Elected as of August 17, 2001.

                      -------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                            ON SEVERAL FACTORS: YOUR

                           FINANCIAL OBJECTIVES, YOUR

                            RISK TOLERANCE AND YOUR

                                 TIME HORIZON.

                      -------------------------------------

THE AIM FUNDS RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                                 EQUITY FUNDS

    DOMESTIC EQUITY FUNDS                   INTERNATIONAL/GLOBAL EQUITY FUNDS          A I M Management Group Inc. has provided
                                                                                       leadership in the mutual fund industry since
       MORE AGGRESSIVE                              MORE AGGRESSIVE                    1976 and managed approximately $171 billion
                                                                                       in assets for 9.5 million shareholders,
AIM Small Cap Opportunities(1)         AIM Latin American Growth(7)                    including individual investors, corporate
AIM Mid Cap Opportunities(1)           AIM Developing Markets                          clients and financial institutions, as of
AIM Large Cap Opportunities(2)         AIM European Small Company                      June 30, 2001.
AIM Emerging Growth                    AIM Asian Growth                                   The AIM Family of Funds--Registered
AIM Small Cap Growth                   AIM Japan Growth(8)                             Trademark-- is distributed nationwide, and
AIM Aggressive Growth                  AIM International Emerging Growth               AIM today is the seventh-largest mutual fund
AIM Mid Cap Growth                     AIM European Development                        complex in the United States in assets under
AIM Small Cap Equity                   AIM Euroland Growth                             management, according to Strategic Insight,
AIM Capital Development                AIM Global Aggressive Growth                    an independent mutual fund monitor. AIM is a
AIM Constellation                      AIM International Equity                        subsidiary of AMVESCAP PLC, one of the
AIM Dent Demographic Trends            AIM International Value(4)                      world's largest independent financial
AIM Select Equity(3)                   AIM Worldwide Spectrum                          services companies with $408 billion in
AIM Large Cap Growth                   AIM Global Trends                               assets under management as of June 30, 2001.
AIM Weingarten                         AIM Global Growth
AIM Mid Cap Equity
AIM Value II                                       MORE CONSERVATIVE
AIM Charter
AIM Value                                         SECTOR EQUITY FUNDS
AIM Blue Chip
AIM Basic Value                                     MORE AGGRESSIVE
AIM Large Cap Basic Value
AIM Balanced                           AIM New Technology
AIM Advisor Flex(6)                    AIM Global Telecommunications and Technology
                                       AIM Global Infrastructure
      MORE CONSERVATIVE                AIM Global Resources
                                       AIM Global Financial Services
                                       AIM Global Health Care
                                       AIM Global Consumer Products and Services(7)
                                       AIM Real Estate(5)
                                       AIM Global Utilities

                                                   MORE CONSERVATIVE

                             FIXED-INCOME FUNDS

  TAXABLE FIXED-INCOME FUNDS                  TAX-FREE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                              MORE AGGRESSIVE

AIM Strategic Income                   AIM High Income Municipal
AIM High Yield II                      AIM Tax-Exempt Bond of Connecticut(6)
AIM High Yield                         AIM Municipal Bond
AIM Income                             AIM Tax-Free Intermediate
AIM Global Income                      AIM Tax-Exempt Cash
AIM Floating Rate
AIM Intermediate Government                        MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (3)On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (4)On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (5)On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. (6)The fund closed to new investors August 7, 2001. (7)The fund closed to new investors August 15, 2001. (8)AIM Japan Growth Fund closed to new investors August 17, 2001. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after September 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARDS LOGO APPEARS HERE]                       [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       GTR-SAR-1

A I M Distributors, Inc.